Execution Version

                      THIRD AMENDMENT TO LOAN DOCUMENTS

     THIS THIRD AMENDMENT TO LOAN DOCUMENTS (this "THIRD AMENDMENT") is made this 31st day of July 2003, among INTELLIGROUP, INC., a corporation organized under the laws of the State of New Jersey and EMPOWER, INC., a corporation organized under the laws of the State of Michigan (each a "BORROWER" and collectively "BORROWERS"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "LENDERS" and individually a "LENDER") and PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for Lenders (PNC, in such capacity, the "AGENT").

                                  BACKGROUND

     A. Borrowers have executed and delivered to PNC, in its capacity as the Agent and sole Lender with respect to this transaction, one or more promissory notes, letter agreements, loan agreements, security agreements, mortgages, pledge agreements, collateral assignments, and other agreements, instruments, certificates and documents, some or all of which are more fully described on attached Exhibit A, which is made a part of this Third Amendment (collectively, as amended from time to time, the "LOAN DOCUMENTS"), which Loan Documents evidence or secure some or all of Borrowers' obligations to Lenders for one or more loans or other extensions of credit (the "OBLIGATIONS").

     B. Borrowers, Agent and Lenders desire to amend the Loan Documents as provided for in this Third Amendment.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Certain of the Loan Documents are amended as set forth in Exhibit A. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Third Amendment. This Third Amendment is deemed incorporated into each of the Loan Documents. Any initially capitalized terms used in this Third Amendment without definition shall have the meanings assigned to those terms in the Loan Documents. To the extent that any term or provision of this Third Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Third Amendment shall control.

     2. Borrowers hereby certify that: (a) all of their representations and warranties in the Loan Documents, as amended by this Third Amendment, are, except as may otherwise be stated in this Third Amendment: (i) true and correct as of the date of this Third Amendment, (ii) ratified and confirmed without condition as if made anew, and (iii) incorporated into this Third Amendment by reference; (b) no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under any Loan Document which will not be cured by the execution and effectiveness of this Third Amendment; (c) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Third Amendment or, if required, has been obtained; and (d) this Third Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of Borrowers, enforceable in accordance with its terms. Borrowers confirm that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Third Amendment.

     3. Borrowers hereby confirm that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by Borrowers or third parties (if applicable), shall continue unimpaired and in full force and effect, and shall cover and secure all of Borrowers' existing and future Obligations, as modified by this Third Amendment.

     4. As a condition precedent to the effectiveness of this Third Amendment, Borrowers shall comply with the terms and conditions (if any) specified in Exhibit A, if any.

     5. This Third Amendment may be signed in any number of counterpart copies and by the parties to this Third Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Third Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Third Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

     6. This Third Amendment will be binding upon and inure to the benefit of Borrowers, Agent and Lenders and their respective successors and assigns.

     7. This Third Amendment will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of New Jersey, excluding its conflict of laws rules.

     8. Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Third Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of Agent's or Lenders' rights and remedies (all of which are hereby reserved). BORROWERS EXPRESSLY RATIFY AND CONFIRM THE WAIVER OF JURY TRIAL PROVISIONS CONTAINED IN THE LOAN DOCUMENTS.

                           [SIGNATURE PAGE FOLLOWS]


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

      WITNESS the due execution of this Third Amendment as a document under seal as of the date first written above.


                                    INTELLIGROUP, INC.

                                    By: /s/ Nicholas Visco
                                       -----------------------------------------
                                    Name:  Nicholas Visco
                                    Title: Chief Financial Officer

                                    499 Thornall Street
                                    Edison, New Jersey 08837

                                    EMPOWER, INC.

                                    By: /s/ Nicholas Visco
                                       -----------------------------------------
                                    Name:  Nicholas Visco
                                    Title: Secretary

                                    c/o Intelligroup, Inc.
                                    499 Thornall Street
                                    Edison, New Jersey 08837

                                    PNC BANK, NATIONAL ASSOCIATION, as Lender and as Agent

                                    By: /s/ Alan Tischbein
                                       -----------------------------------------
                                    Name:  Alan Tischbein
                                    Title: Assistant Vice President

                                    PNC Business Credit
                                    70 East 55th Street, 14th Floor
                                    New York, New York 10022

                                    Commitment Percentage:  100%



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

                                 EXHIBIT A TO
                      THIRD AMENDMENT TO LOAN DOCUMENTS
                             DATED JULY 31, 2003


A. The "Loan Documents" that are the subject of this Third Amendment include the following (as any of the foregoing have previously been amended, modified or otherwise supplemented):

     1. The Amended and Restated Revolving Credit Loan and Security Agreement dated May 31, 2000, as amended by the First Amendment to Loan Documents and Waiver Agreement dated March 27, 2002, and as amended by the Second Amendment to Loan Documents and Waiver Agreement dated January 6, 2003 (as amended, the "Loan Agreement"); and

     2. All other documents, instruments, agreements, and certificates executed and delivered in connection with the Loan Documents.

B. The Loan Documents are amended as follows:

     1.  The  definitions  of  "Maximum   Revolving   Advance  Amount",   "Total
                                -------------------------------------      -----
     Stockholders Equity" and "Unconsolidated  Stockholders Equity" set forth in
     -------------------       -----------------------------------
     Article I of the Loan Agreement, "Definitions", are hereby amended and restated as follows:

            "Maximum   Revolving  Advance  Amount"  shall  mean  Fifteen
             ------------------------------------
            Million Dollars ($15,000,000.00).

            "Total  Stockholders  Equity"  shall mean,  at a  particular
             ---------------------------
            date, (a) the aggregate amount of all assets of Borrowers on a consolidated basis as may be properly classified as such in accordance with GAAP consistently applied exclusive of Borrowers' investment in SeraNova, less (b) the aggregate amount of all liabilities of the Borrowers on a consolidated basis. Notwithstanding anything contained herein to the contrary, the computation of Total Stockholders Equity shall exclude any changes thereto (positive or negative) other than from the result of operations; specifically excluded from this computation are: (i) any non-operational factors, events or circumstances, such as, but not limited to, the issuance of stock, options, warrants or similar instruments, the repurchases or redemption of stock or unrealized currency transactions, the sale (on terms acceptable to Lenders and with the prior written consent of Lenders) of all or substantially all of the stock or assets of any foreign Subsidiary of Borrowers; (ii) the one-time expenses incurred by Intelligroup, Inc. in conjunction with a continuing proxy fight (y) in fiscal year 2002 in the aggregate amount of $876,000.00 and (z) in fiscal year 2003 in the sum of up to but not exceeding $297,000.00 expended prior to March 31, 2003; and (iii) any write-down or write-off (up to but not exceeding the sum of $13,600,000) of the note due from

            SeraNova, provided also, however, sales of other assets not in the ordinary course of business shall be included in said computation.

            "Unconsolidated   Stockholders  Equity"  shall  mean,  at  a
             -------------------------------------
            particular date, (a) the aggregate amount of all assets of Borrowers and their respective subsidiaries which are organized under the laws of one of the states of the United States (exclusive of Borrower's investment in Sera Nova) on a consolidated basis as may be properly classified as such in accordance with GAAP consistently applied, less (b) the aggregate amount of all liabilities of the Borrowers and such subsidiaries on a consolidated basis. Notwithstanding anything contained hereto to the contrary, the definition of Unconsolidated Stockholders Equity shall exclude any changes thereto (positive or negative) other than from the results of operations; specifically excluded from this computation are: (i) any non-operational factors, events or circumstances, such as, but not limited to, the issuance of stock, options, warrants or similar instruments, the repurchase or redemption of stock or unrealized currency transactions, the sale (on terms acceptable to Lenders and with the prior written consent of Lenders) of all or substantially all of the stock or assets of any foreign Subsidiary of Borrowers; (ii) the one-time expenses incurred by Intelligroup, Inc. in conjunction with a continuing proxy fight (y) in fiscal year 2002 in the aggregate amount of $876,000.00 and (z) in fiscal year 2003 in the sum of up to but not exceeding $297,000.00 expended prior to March 31, 2003; and (iii) and any write-down or write-off (up to but not exceeding the sum of $13,600,000) of the note due from SeraNova, provided also, however, sales of assets not in the ordinary course of business shall be included in said computation.

     2. Sections 7.5, 7.6 and 7.20 of Article VII of the Loan Agreement, "Negative Covenants", are hereby amended and restated as follows:

                7.5  Loans. Make advances, loans or extensions of credit
                     -----
            to any Person, including without limitation, any Parent, Subsidiary or Affiliate except as hereinafter provided and loans made in the ordinary course of business: (a) to employees not to exceed the aggregate amount of Four Hundred Thousand Dollars ($400,000.00) at any time outstanding; (b) to SeraNova at any time, except that the existing note from SeraNova, with an approximate outstanding principal balance of $13,600,000.00, may be written down or written off; and
            (c) after the Closing Date to foreign subsidiaries or divisions, not to exceed the aggregate amount of One Million Seven Hundred Thousand Dollars ($1,700,000.00) outstanding at any time. Notwithstanding anything contained herein to the contrary, Borrowers may make advances, loans or extensions of credit to their Subsidiaries which are organized under the laws of a United States jurisdiction without restriction as to dollar amount, provided Agent shall have received

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

            an executed Guarantee, Guarantor Security Agreements and such other documents as Agent may require all in form and substance satisfactory to Agent from each such Subsidiary, prior to the making of any such loan or extension of credit.

                7.6  Capital Expenditures. Contract for, purchase or make
                     --------------------
            any expenditure or commitments for fixed or capital assets (including capitalized leases but excluding capitalized internally developed software costs) in any fiscal year in an aggregate amount for all Borrowers in excess of Five Million Dollars ($5,000,000.00).

            7.20  Minimum   EBITDA.   Cause  suffer  or  permit  EBITDA,
                  ----------------
            calculated on a quarter-by-quarter basis for each of the four fiscal quarters and, at year-end only, on a year-to-date basis, to be or become less than: (a) during the 2003 fiscal year (i) One Million Two Hundred Thirty Nine Thousand Dollars ($1,239,000) as of the March 31, 2003 quarter-end, (ii) One Million Two Hundred Ninety Thousand Dollars ($1,290,000) as of the June 30, 2003 quarter-end,
            (iii) One Million Seven Hundred Seventy Eight Thousand Dollars ($1,778,000) as of the September 30, 2003 quarter-end, (iv) One Million Eight Hundred Eighty Thousand Dollars ($1,880,000) as of the December 31, 2003 quarter-end, and (v) Six Million One Hundred Eighty Seven Thousand Dollars ($6,187,000) for the fiscal year ending December 31, 2003, and (b) thereafter, (i) as of the end of each fiscal year not less than ninety-five percent (95%) of actual EBITDA as of the prior fiscal year end and (ii) during each fiscal year, as of the end of the first, second, third and fourth fiscal quarters, to be or become less than twenty percent (20%), twenty-five percent (25%), thirty percent (30%), and twenty-five percent (25%), respectively, of the required total EBITDA for such fiscal year. Anything contained in this Agreement to the contrary notwithstanding, for the purpose of calculating EBITDA for the 2003 fiscal year only, the one-time expenses incurred by Intelligroup, Inc. in conjunction with a continuing proxy fight in fiscal year 2003 in the sum of up to but not exceeding $297,000.00 expended prior to March 31, 2003 shall be added to EBITDA which, in all other respects, shall be determined in accordance with GAAP.

     2. Section 13.1 of Article XIII of the Loan Agreement, "Effective Date and Termination", is hereby amended and restated as follows:

               13.1  Term.   This  Agreement,  which shall  inure to the
                     ----
            benefit of and shall be binding upon the respective successors and permitted assigns of each Borrower, Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until May 31, 2006 (the "Term") unless sooner terminated as herein provided. Borrowers may terminate this


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

            Agreement at any time upon ninety (90) days' prior written notice upon payment in full of the Obligations. In the event the Obligations are prepaid in full prior to the second annual anniversary of the Closing Date (the date of such prepayment hereinafter referred to as the "Early Termination Date"), Borrowers shall pay to Agent for the benefit of Lenders an early termination fee in an amount equal to one-quarter of one percent (1/4%) of the Maximum Revolving Advance Amount if the Early Termination Date at any time on or prior to May 31, 2005. Provided, however, no Early Termination Fee shall be due in the event of a refinancing of the Obligations by PNC.

C. In consideration of the facilities being granted by Lenders to Borrowers under the terms and conditions of this Third Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the effectiveness of this Third Amendment is conditioned upon satisfaction by the Borrowers of the following:

             1. Borrowers' payment to PNC of a Fifty Thousand Dollar ($50,000.00) amendment fee which, shall be due and payable in full, and deemed non-refundable upon the execution and delivery of this Third Amendment. Such fee may be paid by Lender making an Advance against the Borrowers' Revolving Loan and retaining the proceeds of such Advance. Borrowers hereby consent to Lender's making such charge.

             2. Agent's receipt of a fully executed counterpart of (a) this Third Amendment, (b) an Amended and Restated Secured Revolving Note for the face amount of Fifteen Million Dollars ($15,000,000.00), (c) resolution by the direction of Borrowers, in form and substance acceptable to Agent, authorizing this Third Amendment, and (d) all other documents and instruments in conjunction with this Third Amendment as may be required by Agent, in form and substance satisfactory to Agent.

             3. Borrowers' payment to Agent's counsel, immediately upon presentation of an invoice, of all fees and expenses of such counsel incurred in conjunction with the preparation and execution of this Third Amendment. Such fees and expenses may be paid by Lender making an Advance against the Borrowers' Revolving Loan and retaining the proceeds of such Advance. Borrowers hereby consent to Lender's making such charge.


             [End of Exhibit A to Third Amendment to Loan Documents]


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